Bell Sports Corp.
                      First Amendment to Credit Agreement

Harris Trust and Savings Bank                     LaSalle National Bank
111 West Monroe Street                            120 South LaSalle Street
Chicago, Illinois  60603                          Chicago, Illinois  60603

The Boatmen's National Bank of St. Louis
One Boatmen's Plaza                               Norwest Bank Arizona, N.A.
800 Market Street                                 3300 North Central Avenue
Post Office Box 236                               Phoenix, Arizona  85012
St. Louis, Missouri  63166-0236
                                                  The Northern Trust Company
Bank of America - Arizona                         50 South LaSalle Street
101 North First Avenue                            Chicago, Illinois  60675
Phoenix, Arizona  85003

Ladies and Gentlemen:

         Reference is hereby made to that certain Multicurrency Credit Agreement dated as of February 15, 1996 by and among Bell Sports Corp. (the "Borrower") and each of you (the "Banks") (such Multicurrency Credit Agreement being hereinafter referred to as the "Credit Agreement") pursuant to which the Banks currently extend credit to the Borrower. Capitalized terms used herein shall have the same meaning herein as such terms have in the Credit Agreement unless otherwise specified.

         The Borrower has requested that the Banks acquire risk participations in loans to be made from time to time by Bank of Montreal to Bell Sports Canada Inc. and make certain other amendments to the Credit Agreement. The Banks have agreed to accommodate such requests by the Borrower on the terms and conditions herein set forth.

Section 1. Canadian Loan Participations.

         Upon the  effectiveness  of this  Amendment as  hereinafter  set forth,
Section 3 of the Credit Agreement shall be amended by inserting the following new Section immediately at the end thereof:

                  Section 3.6. Canadian Loan Participations. The Borrower desires that loans denominated in Canadian Dollars be made in Canada on a revolving basis to Bell Canada in an aggregate U.S. Dollar Equivalent, when taken together with the Original Dollar Amount of Committed Loans denominated in the Alternative Currency, not to exceed $20,000,000 at any one time outstanding and on substantially the same terms and conditions as loans are available to the Borrower under this Credit Agreement. Bank of Montreal, a chartered bank of Canada, is willing to make such Canadian Dollar loans on the condition, among others, that the Banks acquire risk participations in the full amount of the Canadian Dollar loans. Each Bank agrees, severally but not jointly, to acquire and hold a Canadian Loan Participation equal at all times to its Percentage in each such Canadian Dollar loan and for that purpose to enter into the Canadian Participation

         Agreement. The Canadian Participation Agreement may from time to time be modified or amended and its provisions may be waived at any time, in each case without notice to or consent of anyone (including the Borrower) upon the written consent of the requisite parties thereto; provided, however, that (i) the Banks shall not, without the prior consent of the Borrower, agree to any modification or amendment of the Canadian Participation Agreement which would (x) obligate or permit the Banks to fund their participations thereunder except upon the occurrence and during the continuance of any event or condition which is specified in this Agreement as a Default or Event of Default hereunder or which is specified in the Canadian Credit Agreement as an Event of Default or which is an event which with the passage of time, giving of notice, or both, would constitute such an Event of Default under the Canadian Credit Agreement or (y) impair the rights of the Banks under Paragraphs 8 and 9 of the Canadian Participation Agreement to control Bank of Montreal's administration and enforcement of the loans made under the Canadian Credit Agreement and (ii) the Agent and Banks will not consent to the grant by Bank of Montreal of any participation (other than the Canadian Loan Participations) in, or any other assignment by Bank of Montreal of, its rights and obligations under the Canadian Credit Agreement without the Borrower's prior written consent (which consent shall not be unreasonably withheld). The Agent will provide the Borrower a fully executed counterpart of the Canadian Participation Agreement and will use reasonable efforts to provide the Borrower on a prompt basis with a copy of each formal written amendment or similar modification to the Canadian Participation Agreement. The Agent will also promptly notify the Borrower in the event the Banks fund the purchase of their Canadian Loan Participations.

Section 2. Other Amendments.

         Upon the effectiveness of this Amendment as hereinafter set forth, the Credit Agreement shall be and hereby is amended as follows:

         Section 2.01. Sections 1.1, 1.2 and 2.1 shall be and hereby are amended by inserting the phrase "plus the U.S. Dollar Equivalent of the Canadian Loan Participations" in such Sections, in each case preceded and followed by a comma, as follows:

                  (a)  immediately   after  the  phrase  "and  L/C  Obligations"
         appearing  in  the  second  sentence  of  Section  1.1  of  the  Credit
         Agreement;

                  (b) immediately after the parenthetical "(whether Committed Loans or Swing Loans)" appearing in the first sentence of Section 1.2(a) of the Credit Agreement; and

                  (c)  immediately   after  the  phrase  "and  L/C  Obligations"
         appearing in the first sentence of Section 2.1 of the Credit Agreement; and

                  (d)  immediately   after  the  phrase  "and  L/C  Obligations"
         appearing in the first sentence of Section 3.5 of the Credit Agreement.

         Section 2.02. Commitment Fee. Section 4.1(a) of the Credit Agreement shall be amended by inserting the following sentence immediately at the end thereof:

         The Original Dollar Amount of the Canadian Loan Participations from time to time outstanding shall be deemed usage of the Revolving Credit Commitments for purposes of determining such commitment fee.


         Section 2.03. Excess Canadian Credit. Section 3.3 of the Credit Agreement shall be further amended by inserting the following new subsections
(c) and (d) immediately at the end thereof:

                  (c) Excess Credit and Canadian Loan Participations. The Borrower covenants and agrees that if at any time the sum of the aggregate Original Dollar Amount of Loans (whether Committed Loans or Swing Loans) and of L/C Obligations at any time outstanding, when taken together with the U.S. Dollar Equivalent of the Canadian Loan
         Participations then outstanding, shall exceed the Revolving Credit Commitments in effect at such time, the Borrower shall within three (3) Business Days after written demand from the Agent, pay over the amount of such excess (to the extent such excess remains outstanding three Business Days after such demand) to the Agent for the account of the Lenders as and for a mandatory prepayment on the Swing Loans or, if the Swing Loans have been prepaid in full but Committed Loans are outstanding, then and in any such event, such excess shall be paid over to the Agent as and for mandatory prepayment on the Committed Loans or, if the Committed Loans have been prepaid in full but L/C Obligations are outstanding, then and in any such event, such excess shall be paid over to the Agent to be applied against the Reimbursement Obligations then outstanding with any balance held as collateral security for any remaining L/C Obligations. Notwithstanding the foregoing, unless any Event of Default occurs and is continuing, the Borrower shall not be required to make any prepayment of any Eurocurrency Loan pursuant to this subsection (c) until the last day of the Interest Period with respect thereto so long as an amount equal to such prepayment is deposited by the Borrower in a cash collateral account maintained with the Agent to be held in such account on terms satisfactory to the Agent and the Required Lenders.

                  (d) Excess Canadian Credit. The Borrower covenants and agrees that if at any time the sum of the aggregate Original Dollar Amount of Committed Loans denominated in the Alternative Currency, when taken together with the U.S. Dollar Equivalent of the Canadian Loan Participations then outstanding, shall be in excess of $20,000,000, the Borrower shall within three (3) Business Days after written demand from the Agent, pay over the amount of such excess (to the extent such excess remains outstanding three Business Days after such demand) to the Agent for the account of the Lenders as and for a mandatory prepayment on such Committed Loans. Notwithstanding the foregoing, unless any Event of Default occurs and is continuing, the Borrower shall not be required to make any prepayment of any Eurocurrency Loan pursuant to this subsection (d) until the last day of the Interest Period with respect thereto so long as an amount equal to such prepayment is deposited by the Borrower in a cash collateral account maintained with the Agent to be held in such account on terms satisfactory to the Agent and the Required Lenders.

         Section 2.04. Participation Fee. Section 4.1 of the Credit Agreement shall be amended by inserting the following new subsection (f) immediately at the end thereof:

                  (f) Participation Fee. In consideration of their taking the Canadian Loan Participations, for such period during which any Canadian Loan Participations are outstanding to the Banks, the Borrower shall pay to the Agent for the ratable account of the Banks in accordance with their Percentages a fee accruing at the rate per annum equal to the Eurocurrency Margin as in effect from time to time on the average daily Original Dollar Amount of the unpaid principal balance of the loans which are the subject of the Canadian Loan Participations. Such fee is payable in arrears on the last day of each calendar quarter (commencing on the first of such dates after any Canadian Loan

         Participations are outstanding) and on the Termination Date and thereafter such fee shall be payable on demand."

         Section 2.05. Amended Definitions. Section 6.1 of the Credit Agreement shall be amended by striking the definitions of the terms "Original Dollar Amount" and "Unused Commitments" appearing therein and substituting therefor the following new definitions of such terms:

                  "Original Dollar Amount" means the amount of any Obligation denominated in U.S. Dollars and, in relation to any Loan denominated in the Alternative Currency, the U.S. Dollar Equivalent of such Loan on the day it is advanced or continued for an Interest Period, and in relation to any Bank's Canadian Loan Participation, such Bank's Percentage of the sum of the U.S. Dollar Equivalents of each loan outstanding under the Canadian Credit Agreement on the day such loan was advanced by Bank of Montreal or continued by Bell Canada for a new "Fixed Period" identified and defined in the Canadian Credit Agreement.

                  "Unused Commitment" means at any time the difference between the (x) the Revolving Credit Commitments then in effect and (y) the aggregate outstanding Original Dollar Amount of Loans (whether Committed Loans or Swing Loans) and L/C Obligations and Original Dollar Amount of Canadian Loan Participations then outstanding.

         Section 2.06. New Definitions. Section 6.1 of the Credit Agreement shall be amended by inserting in the appropriate alphabetical locations the definitions of the following terms and deleting in its entirety each definition of the same term already appearing in such Section (if any):

                  "Bell Canada" means Bell Sports Canada Inc., a Canadian federally chartered corporation.

                  "Canadian Credit Agreement" means that certain Credit Agreement dated as of April 22, 1996 by and between Bank of Montreal and Bell Canada, as the same may from time to time be modified or amended.

                  "Canadian Loan Participations" means the participations acquired by the Banks pursuant to the Canadian Participation Agreement in loans extended from time to time to Bell Canada under the Canadian Credit Agreement. The U.S. Dollar Equivalent of the Canadian Loan Participations shall mean (x) prior to the Banks' funding of their purchases thereof, the U.S. Dollar Equivalent of the Canadian Loan Participations as of the close of the most recently completed calendar month or as of such more current date as the Agent or any Bank shall specify and (y) on and after the Banks' funding thereof, the U.S. Dollar Equivalent of the Canadian Loan Participation so funded as of the date of such funding.

                  "Canadian Participation Agreement" shall mean that certain Participation Agreement Re: Bell Sports Canada Credit Agreement dated as of April 22, 1996 by and among Bank of Montreal and the Banks, as the same may from time to time be modified or amended.

         Section 2.07. Cross Default to Canadian Credit Agreement. Subsection 10.1(d) of the Credit Agreement shall be amended by inserting the following clause immediately at the end thereof:

                  "or (iii) any event occurs or condition exist in each case which is specified as an Event of Default under the Canadian Credit Agreement."

         Section 2.08. Domestic Loan to Repay Canadian Loan. Section 10 of the Credit Agreement shall be amended by inserting the following new Section immediately at the end thereof:

                  Section 10.7. Alternative Currency Loan. If any Event of Default has occurred and is continuing, if the Banks so determine in their sole discretion, the Borrower shall be deemed to have requested a Borrowing of Eurocurrency Loans denominated in the Alternative Currency with an Interest Period of one month in an amount sufficient to repay in full all the loans and other obligations owing under the Canadian Credit Agreement (whether or not then due and payable). Such Borrowing shall be disbursed to Bank of Montreal in repayment of such loans and obligations without regard to the conditions precedent hereunder to making any such Borrowing and any requirement of this Agreement that each Borrowing of Eurocurrency Loans denominated in the Alternative Currency be in a minimum amount. Nothing herein contained shall in any way impair or otherwise affect the obligations of Bell Canada or any guarantor on such loans and obligations to the extent the same are not so repaid. The Banks shall be under no obligation whatsoever to make such Borrowing, the decision to do so being wholly within their discretion.

         Section  2.09.  Withholding  Taxes  on  Canadian  Loan  Participations.
Section 14.1 of the Credit Agreement shall be amended by inserting the following new Subsection immediately at the end thereof:

                  (e) In order to induce the Banks to enter into the Canadian Loan Participations, the Borrower hereby agrees that each payment to a Bank on its Canadian Loan Participation shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the Bank receiving the payment) imposed by or within the jurisdiction in which Bell Canada, Bank of Montreal or the Borrower is domiciled, any jurisdiction from which Bell Canada or the Borrower makes any payment on the loans made under the Canadian Credit Agreement, or any jurisdiction from which Bank of
         Montreal makes any payment to the Banks on the Canadian Loan Participations, or (in each case) any political subdivision or taxing authority thereof or therein. If any such withholding is so required, the Borrower shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to insure that the net amount actually received by each Bank on its Canadian Loan Participation free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Bank would have received had such withholding not been made, all to the greatest extent possible as if such payment on its Canadian Loan Participation were a payment to that Bank by the Borrower under the Credit Documents. The Borrower's obligations under this paragraph are separate from its obligations to Bank of Montreal in respect of the loans made under the Canadian Credit Agreement.

         Section 2.10. Assignments. Section 14.12(a) of the Credit Agreement shall be amended by inserting the following new sentence immediately at the end thereof:

                  Notwithstanding anything in the foregoing to the contrary, no such assignment to an assignee Bank shall be permitted unless such assignee Bank becomes a party, with Bank of Montreal's consent, to the Canadian Participation Agreement, holding an undivided fractional interest in the relevant assigning Bank's Canadian Loan Participations equal to the Percentage of such assignee Bank after giving effect to such assignment.

         Section 2.11. Limitations on Indemnity. Section 14.15 of the Credit Agreement shall be amended by inserting the following new sentence immediately at the end thereof:

                  Notwithstanding anything in the foregoing to the contrary, no Bank and none of its directors, officers and employees shall be entitled to indemnification under this Section for an Indemnified Claim arising out of such Bank's failure to fund its Canadian Loan Participation as and when required by the terms of the Canadian Participation Agreement.

         Section  2.12.  Exchange  Rate Risk on  Canadian  Loan  Participations.
Section 14.17 of the Credit Agreement shall be amended by inserting the following new paragraph immediately at the end thereof:

                  The Borrower acknowledges that the loans in which the Banks participate under the Canadian Loan Participations are denominated in the Alternative Currency. In order to induce the Banks to enter into the Canadian Loan Participations, the Borrower agrees that in the event the amount U.S. Dollars which any Bank may purchase, with a sum paid to it on its Canadian Loan Participation in another currency (after any premium and costs of exchange), on the Business Day immediately following the day on which such Bank receives such payment is for any reason less (any such deficiency being hereinafter referred to as a "loss") than the U.S. Dollar Equivalent of any corresponding payment made by such Bank to acquire a participation under its Canadian Loan Participation in the amount so paid to it in such other currency, the Borrower agrees, as an obligation separate from those arising under the Canadian Credit Agreement, to indemnify such Bank against such loss. Notwithstanding the foregoing, the indemnification provided by this paragraph (i) shall not cover any loss due to taxes covered by Section 14.1 hereof and (ii) shall not apply to payments to a Bank on its Canadian Loan Participation representing interest which accrued after such Bank funded its purchase of a participation in the principal on which such interest accrued. If the Banks have funded the purchase of their Canadian Loan Participations and the Borrower notifies the Agent (which shall promptly notify each
                  Bank) of the Business Day on which the Borrower expects the loans outstanding under the Canadian Credit Agreement will be paid and demonstrates (to the reasonable satisfaction of the Required Banks) reasonable prospects for making such repayment, the amount for which the Borrower is liable to each Bank under this Section shall be determined as if such Bank had entered into hedging arrangements (whether or not such Bank actually enters into such hedging arrangements, there being no obligation on any Bank to do so) to protect such Bank against exchange rate risk on the amount expended by that Bank to fund its Canadian Loan Participation, such hedging arrangements to be effective for the period commencing on the Business Day following such notice from the Agent to that Bank and ending on the date of repayment so specified by the Company. The Company agrees to pay each Bank its reasonable costs and expenses of actually entering into such hedging arrangements and to indemnify each Bank against any liabilities or damages incurred by such Bank as a result of entering into such arrangements. Each Bank will provide the Borrower upon its reasonable request a certificate setting forth in reasonable detail a calculation to the amount due such Bank under this Section and, if applicable, such information establishing such Bank's actual participation in such hedging arrangements to the extent that its claim is made on account of same.

Section 3. Confirmation of Scope of Covenant Restricting Advances.

         The parties hereto acknowledge and agree that the Borrower's payment of legal expenses and court costs of proceedings instituted by or against it for which payment the Borrower has rights of reimbursement against third parties shall not constitute a loan or advance by the Borrower to the party obligated to provide such reimbursement.

Section 4. Canadian Amalgamation.

         The Borrower represents to the Banks that the amalgamation of Mongoose Bicycle Canada Inc. ("Mongoose"), Cycle Products Company Canada, Ltd. ("Cycle Products") Bell Sports Canada Inc. (a Quebec corporation) and Denrich Sporting Goods Canada Ltd. ("Denrich") into a new Canadian federally chartered corporation known as Bell Sports Canada Inc. has occurred as permitted by
Section 9.12(a)(4) of the Credit Agreement. Accordingly, Schedule 7.2 of the Credit Agreement shall be and hereby is amended by (i) striking all references appearing thereon to Mongoose, Cycle Products and Denrich and (ii) striking the name "Quebec" appearing as the jurisdiction of incorporation for Bell Sports Canada Inc. and substituting therefor the name "Canada".

Section 5. Conditions Precedent.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

                  (a) The Banks shall have accepted this Amendment in the spaces provided for that purpose below.

                  (b) The Guarantors shall have accepted this Amendment in the spaces provided for that purpose below.

                  (c) The Banks shall have received evidence reasonably satisfactory to them that the conditions precedent to closing the transactions contemplated by the Canadian Credit Agreement have been satisfied except for the Banks' execution of the Canadian Participation Agreement.

                  (d) The Agent shall have received for the account of the Banks documentation for Bell Canada sufficient to satisfy the Borrower's obligations under Section 9.1 of the Credit Agreement after giving effect to the amalgamation referenced in Section 4 of this Amendment.

                  (e) The Agent shall have received, for the account of the Banks, an opinion of the Borrower's counsel with respect to this Amendment, such opinion to be in form and substance reasonably acceptable to the Agent and the Required Banks.

                  (f) The Borrower and the Guarantors shall be in full compliance with the terms of the Credit Agreement and no Event of Default or Default shall have occurred or be continuing after giving effect to this Amendment.

                  (g) All other legal matters incident to the execution and delivery hereof contemplated hereby and to the transactions contemplated hereby shall be satisfactory to the Agent, the Banks and their respective counsel.

Section 6. Representations Reaffirmed.

         In order to induce the Agent and the Banks to execute and deliver this Amendment, the Borrower hereby represents to the Agent and the Banks that immediately after giving effect to this Amendment, each of the representations and warranties by the Borrower set forth in Section 7 of the Credit Agreement as amended hereby (except those representations that relate expressly to an earlier date) are and shall be true and correct (except that the representations contained in Section 7.4 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks pursuant to Section 9.6 of the Credit Agreement) and that the Borrower and the Subsidiaries are and shall be in full compliance with the terms of the Credit Agreement as so amended and the Credit Documents and that no Event of Default or Default shall be continuing or shall result after giving effect to this Amendment.

Section 7.  Miscellaneous.

         This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically waived or amended hereby, all of the terms and conditions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any note, instrument or other document making reference to the Credit Agreement, any reference to the Credit Agreement in any such note, instrument or other document (including, without limitation, the Credit Documents) to be deemed to be a reference to the Credit Agreement as amended hereby. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred by the Agent in connection with the preparation, execution and delivery hereof and the documents and transactions contemplated hereby.

         THIS INSTRUMENT SHALL BE CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS).

         IN WITNESS WHEREOF, the Borrower and the Banks have executed and delivered this Amendment as of the day and year below written.

         Dated as of this 22 day of April, 1996.

                                Bell Sports Corp.
                                By_________________________________
                                  Its______________________________

         Each of the undersigned consents to the above Amendment and acknowledges and agrees that all of its obligations under Section 13 of the Credit Agreement (collectively, the "Guaranty") remain in full force and effect for the benefit and security of, among other things, the Credit Agreement as modified hereby. Each of the undersigned further acknowledges and agrees that all references in the Guaranty to the Credit Agreement shall be deemed a reference to the Credit Agreement as amended hereby. Each of the undersigned agrees to execute and deliver any and all instruments or documents as may be required by the Agent or the Required Banks to confirm any of the foregoing. Each of the undersigned agrees that its consent to this Amendment is not required and that its consent to any further amendments of the Credit Agreement shall not be required as a result of this consent having been obtained.


                                 Bell Sports, Inc.

                                 By_________________________________________
                                 Name:  Howard A. Kosick
                                 Title:  Secretary

                                 American Recreation Company Holdings,
                                   Inc.

                                 By_________________________________________
                                 Name:  Howard A. Kosick
                                 Title:  Secretary

                                 American Recreation Company, Inc.

                                 By_________________________________________
                                 Name:  Howard A. Kosick
                                 Title:  Secretary

                                 Giro Sport Design International, Inc.

                                 By_________________________________________
                                 Name:  Howard A. Kosick
                                 Title:  Secretary


                                 Bell Sports Canada Inc.

                                 By_________________________________________
                                 Name:  Howard A. Kosick
                                 Title:  Secretary

Accepted and agreed to.
                                 Harris Trust and Savings Bank
                                 By_________________________________________
                                    Its_____________________________________

                                 The Boatmen's National Bank of St. Louis

                                 By_________________________________________
                                    Its_____________________________________

                                 Bank of America - Arizona

                                 By_________________________________________
                                    Its_____________________________________

                                 LaSalle National Bank

                                 By_________________________________________
                                    Its_____________________________________

                                 Norwest Bank Arizona, N.A.

                                 By_________________________________________
                                    Its_____________________________________

                                 The Northern Trust Company

                                 By_________________________________________
                                    Its_____________________________________
                                      -10-